EXHIBIT 31.2

                            SECTION 302 CERTIFICATION

I, F. W. Guerin, certify that:

1) I have reviewed this Amendment to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 of Onelink Corporation;

2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Onelink Corporation, as of, and for, the periods presented in this report;

4) Onelink Corporation's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15 (e)) for Onelink Corporation, and have:

     a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Onelink Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of Onelink Corporation's disclosure controls and procedures, and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c) disclosed in this report any change in Onelink Corporation's internal control over financial reporting that occurred during Onelink Corporation's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Onelink Corporation's internal control over financial reporting.

5) The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function);

     a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Onelink Corporation's ability to record, process, summarize and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in Onelink Corporation internal control over financial reporting.





Dated:  April 29, 2006                                   /s/ F. W. Guerin
----------------------                                   ---------------------
                                                         F. W. Guerin
                                                         Chief Financial Officer





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